Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
September 30, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4465%



        Excess Protection Level
          3 Month Average 5.98%
          September, 1999 5.88%
          August, 1999  5.99%
          July, 1999 6.08%


        Cash Yield18.00%


        Investor Charge Offs 4.60%


        Base Rate 7.52%


        Over 30 Day Delinquency 4.90%


        Seller's Interest 6.99%


        Total Payment Rate14.16%


        Total Principal Balance$45,780,732,257.76


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$3,198,912,739.27